UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 9, 2025
Direct Digital Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-41261	87-2306185
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1177 West Loop South, Suite 1310 Houston, Texas	77027
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (832) 402-1051
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.001 per share	DRCT	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (the “Exchange Act”) (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 10, 2025, following stockholder approval at the 2025 Annual Meeting of Stockholders (the “2025 Annual Meeting”) of Direct Digital Holdings, Inc. (the “Company”), the Company filed with the Secretary of State of the State of Delaware a Certificate of Amendment (the “Certificate of Amendment”) to the Company’s Amended and Restated Certificate of Incorporation, effective upon filing, to provide for officer exculpation and to delete the waiver of Section 203 of the Delaware General Corporation Law, as described in the Company’s definitive proxy statement for the 2025 Annual Meeting filed with the Securities and Exchange Commission on April 29, 2025. The foregoing description of the Certificate of Amendment does not purport to be complete and is qualified in its entirety by reference to the text of the Certificate of Amendment, which is included as Exhibit 3.1 to this Current Report on Form 8-K.

Item 5.07 Submission of Matters to a Vote of Security Holders

On June 9, 2025, the Company held its 2025 Annual Meeting of stockholders at 9:30 a.m. Central Time by means of an online virtual meeting platform. As of April 14, 2025, the record date for the determination of the stockholders entitled to notice of, and to vote at, the 2025 Annual Meeting, 8,121,022 shares of the Company’s Class A Common Stock were outstanding and eligible to vote and 10,798,000 shares of the Company’s Class B Common Stock were outstanding and eligible to vote, for an aggregate of 18,919,022 votes. Stockholders representing 14,809,043 shares of the Company’s Class A Common Stock and the Company’s Class B Common Stock, or approximately 78%, of the shares entitled to vote as of the record date, were represented in person or by proxy, constituting a quorum.

At the 2025 Annual Meeting, the following four proposals were approved: (i) the election of five directors to hold office until the 2026 annual meeting of stockholders; (ii) the ratification of the appointment of BDO USA, P.C. as the Company’s independent registered public accounting firm for the year ending December 31, 2025; (iii) the approval of an amendment to the Company’s 2022 Omnibus Incentive Plan to increase the number of shares of the Company’s Class A Common Stock issuable thereunder by 4,000,000 shares; (iv) the approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation to provide for officer exculpation; and (v) the approval of an amendment to the Company’s Amended and Restated Certificate of incorporation to delete the waiver of Section 203 of the Delaware General Corporation Law. The five proposals are described in detail in the Company’s definitive proxy statement on Schedule 14A for the 2025 Annual Meeting filed with the SEC on April 29, 2025.

Proposal 1

The votes with respect to the election of five directors to hold office until the 2026 annual meeting of stockholders were as follows:

Director	Votes For	Votes Withheld	Broker Non-Votes
Mark D. Walker	12,112,529	18,343	2,678,171
Keith W. Smith	12,100,036	30,836	2,678,171
Richard Cohen	12,010,837	120,035	2,678,171
Antoinette Leatherberry	12,020,789	110,083	2,678,171
Mistelle Locke	12,021,697	109,175	2,678,171

Proposal 2

The vote with respect to the ratification of BDO USA, P.C. as the Company’s independent registered accounting firm for the year ending December 31, 2025 was as follows:

Total Votes For	Total Votes Against	Abstentions
14,766,152	40,125	2,766

Proposal 3

The vote with respect to the approval of an amendment to the Company’s 2022 Omnibus Incentive Plan to increase the number of shares of the Company’s Class A Common Stock issuable thereunder by 4,000,000 shares was as follows:

Total Votes For	Total Votes Against	Abstentions	Broker Non-Votes
11,984,760	144,205	1,907	2,678,171

Proposal 4

The vote with respect to the approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation to provide for officer exculpation, was as follows:

Total Votes For	Total Votes Against	Abstentions	Broker Non-Votes
12,004,215	92,558	34,099	2,678,171

Proposal 5

The vote with respect to the approval of an amendment to the Company’s Amended and Restated Certificate of incorporation to delete the waiver of Section 203 of the Delaware General Corporation Law, was as follows:

Total Votes For	Total Votes Against	Abstentions	Broker Non-Votes
11,979,703	124,067	27,102	2,678,171

Item 8.01 Other Information.

As previously reported, on October 18, 2024, the Company received a deficiency letter from the Listing Qualifications Department (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that it was not in compliance with the minimum stockholders’ equity requirement for continued listing on The Nasdaq Capital Market under Nasdaq Listing Rule 5550(b)(1) (the “Stockholders’ Equity Requirement”). Subsequent to the end of an extension period granted by the Staff, the Company requested a hearing before the Nasdaq Hearings Panel (the “Panel”).

The hearing was held on May 29, 2025 and, by decision dated June 9, 2025, the Panel accepted the Company’s proposed plan to regain compliance with the Stockholders’ Equity Requirement, and granted the Company’s request for an extension through October 14, 2025, subject to the Company’s satisfaction of certain interim conditions. If the Company is not able to evidence compliance with Nasdaq’s continued listing requirements within the time period permitted by Nasdaq, then the Company’s securities will be delisted from Nasdaq.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT INDEX

Exhibit No.	Description
3.1	Certificate of Amendment, filed June 10, 2025
104	Cover Page Interactive Data File, formatted in Inline Extensible Business Reporting Language (iXBRL).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 10, 2025 (Date)	Direct Digital Holdings, Inc. (Registrant)

/s/ DIANA P. DIAZ
Diana P. Diaz Chief Financial Officer